SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 30, 2000
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                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)



         Nevada                     333-72621                  88-0396566
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    (State or other jurisdiction   (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
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         (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
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--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.           Other Events.

         On March 30, 2000, the Registrant caused the issuance and sale of $298,060,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2000-A (the "Certificates") pursuant to the Series 2000-A Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 1999 Edition) (the "Standard Terms"). The Certificates were issued in eleven Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:


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                                                                                         Initial Certificate
Designation                                  Pass-Through Rate                            Principal Balance

Class A-1...........................                (1)                                        $65,000,000
Class A-2...........................                (2)                                        $23,000,000
Class A-3...........................                (3)                                        $14,000,000
Class A-4...........................                (4)                                        $25,000,000
Class A-5...........................                (5)                                       $125,000,000
Class M-1...........................                (6)                                        $20,527,000
Class M-2...........................                (7)                                        $12,317,000
Class B-1...........................                (8)                                        $13,138,000
Class B-2...........................                (9)                                        $18,885,000
Class X.............................               (10)                                               (10)
Class R.............................               (11)                                               (11)

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(1)      The Pass-Through Rate on the Class A-1 Certificates for any
         Distribution Date shall be the per annum rate equal to the lesser of
         (i) One-Month LIBOR, as determined (except for the initial Distribution
         Date) on the applicable Floating Rate Determination Date, plus 0.150% and (ii) the Weighted Average Net Asset Rate of the Assets. For the initial Distribution Date, the Pass-Through Rate for the Class A-1 Certificates will be 6.2825% per annum, and the initial Interest Accrual Period for the Class A-1 Certificates will commence on the Closing Date and end on April 16, 2000.

(2) The Pass-Through Rate on the Class A-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.765% per annum and (ii) the Weighted Average Net Asset Rate.

(3) The Pass-Through Rate on the Class A-3 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.945% per annum and (ii) the Weighted Average Net Asset Rate.

(4) The Pass-Through Rate on the Class A-4 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.150% per annum and (ii) the Weighted Average Net Asset Rate.

(5) The Pass-Through Rate on the Class A-5 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.160% per annum and (ii) the Weighted Average Net Asset Rate.

(6) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.300% per annum and (ii) the Weighted Average Net Asset Rate.

(7) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.250% per annum and (ii) the Weighted Average Net Asset Rate.


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(8)      The Pass-Through Rate on the Class B-1 Certificates for any
         Distribution Date shall be equal to the lesser of (i) 8.250% per annum and (ii) the Weighted Average Net Asset Rate.

(9) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to (i) the lesser of (a) 8.000% per annum and (b) the Weighted Average Net Asset Rate.

(10) The Class X Certificates have no Certificate Principal Balance and no Pass-Through Rate.

(11) The Class R Certificates have no Certificate Principal Balance and no Pass-Through Rate.

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2000-A (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with Oakwood Capital Corp. ("OCC") pursuant to a Sales Agreement, dated as of March 1, 2000, between the Registrant and OCC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and Banc of America Securities LLC (the "Underwriters") pursuant to a Terms Agreement, dated as of March 28, 2000, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999. The Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         1.1 Terms Agreement, dated March 28, 2000, among the Registrant, Oakwood Acceptance Corporation, Credit Suisse First Boston Corp. and Banc of America Securities LLC, as Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

         4.1 Copy of the Series 2000-A Pooling and Servicing Agreement, dated as of March 1, 2000, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee. (related exhibits available upon request of the Trustee)


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         8.1      Tax Opinion of Messrs. Hunton & Williams

         23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)



                                      S-4
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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 30, 2000                          OAKWOOD MORTGAGE INVESTORS, INC.



                                        By: /w/ Dennis Hazelrigg
                                           -------------------------
                                        Name:  Dennis Hazelrigg
                                        Title: President



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                                INDEX TO EXHIBITS



                                                                                                           Page
                                                                                                           ----
1.1      Terms Agreement, dated March 28, 2000,
         among the Registrant, Oakwood Acceptance
         Corporation, Credit Suisse First Boston
         Corporation and Banc of America Securities
         LLC, as Underwriters, relating to the
         Offered Certificates (related exhibits
         available upon request of the Registrant).......................................... [Electronic Format]

4.1      Copy of the Series 2000-A Pooling and
         Servicing Agreement, dated as of March
         1, 2000, by and among the Registrant,
         Oakwood Acceptance Corporation, as Servicer,
         and Chase Manhattan Trust Company, National
         Association (related exhibits available
         upon request of the Trustee)........................................................[Electronic Format]

8.1      Tax Opinion of Messrs. Hunton & Williams ...........................................[Electronic Format]

23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)

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